Summary Prospectus Supplement dated July 26, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, C, R and Y shares of the Invesco Oppenheimer Global Multi-Asset Income Fund.

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s).

The performance table appearing under the heading “Performance Information – Average Annual Total Returns” in the prospectus is replaced in its entirety as set forth below.

“Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception
Class A shares: Inception (12/1/2014)
Return Before Taxes	-11.53%	-0.33%
Return After Taxes on Distributions	-13.33	-2.28
Return After Taxes on Distributions and Sale of Fund Shares	-6.77	-1.08

Class C shares: Inception (12/1/2014)	-9.34	-0.09

Class R shares: Inception (12/1/2014)	-7.99	0.41

Class Y shares: Inception (12/1/2014)	-7.42	0.90

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01	1.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.”

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

O-GLMAI-SUMPRO SUP 072619